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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                MARCH 10, 2000
                                Date of Report
                       (Date of earliest event reported)

                              INFOSPACE.COM, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


            0-25131                                     91-1718107
    (Commission File No.)                (IRS Employer Identification Number)


                             15375 N.E. 90TH STREET
                            REDMOND, WASHINGTON 98052
                    (Address of Principal Executive Offices)

                                  425-602-0600
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.     OTHER EVENTS
------      ------------

         On December 6, 1999, Infospace.com, Inc, a Delaware Corporation (the "Registrant"), Saraide.com inc, a Delaware Corporation ("Saraide"), and certain other parties entered into an Agreement and Plan of Reorganization ("Reorganization Agreement"), providing for the acquisition of an eighty-percent (80%) interest in Saraide by the Registrant. On March 10, 2000, a wholly owned subsidiary of the Registrant merged with Saraide pursuant to the Reorganization Agreement.

         Pursuant to the Reorganization Agreement, the Registrant is issuing 4,795,432 shares (or options to purchase shares) of its common stock in exchange for eighty-percent (80%) of the outstanding shares of Saraide common stock, preferred stock and options. On March 15, 2000, the Registrant completed the transfer of certain of its assets to Saraide as further consideration for the Saraide stockholders. The acquisition will be accounted for as a purchase. The transaction is valued at approximately $357,260,000 based on the closing price of the Registrant's common stock on December 6, 1999. It is intended that the transaction be treated as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

         The foregoing summary is qualified in its entirety by reference to the full text of the Reorganization Agreement, which is attached hereto as Exhibit 2.1, and Amendments No.1 and No.2 thereto, which are attached hereto as Exhibits
2.2 and 2.3 respectively, and are incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
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         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than May 29, 2000.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than May 29, 2000.

         (c)      EXHIBITS.

                  2.1 Agreement and Plan of Reorganization, dated as of December 6, 1999, by and between the Registrant, IC Acquisition I Corporation (a wholly-owned subsidiary of the Registrant) and Saraide.

                  2.2 Amendment No. 1 to Agreement and Plan of Reorganization, dated as of January 4, 2000, by and between the Registrant, IC Acquisition I

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                       Corporation (a wholly-owned subsidiary of the Registrant)
                       and Saraide.

                  2.3 Amendment No. 2 to Agreement and Plan of Reorganization, dated as of March 9, 2000, by and between the Registrant, IC Acquisition I Corporation (a wholly-owned subsidiary of the Registrant) and Saraide.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 30, 2000       INFOSPACE.COM, INC.

                             By: /s/ TAMMY D. HALSTEAD
                                 ----------------------------------------------
                                 Tammy D. Halstead
                                 VICE PRESIDENT, ACTING CHIEF FINANCIAL OFFICER AND CHIEF ACCOUNTING OFFICER

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                               INDEX TO EXHIBITS

    EXHIBIT
    NUMBER        DESCRIPTION
    ------        --------------------------------------------------------------

     2.1 Agreement and Plan of Reorganization, dated as of December 6, 1999, by and between the Registrant, IC Acquisition I Corporation (a wholly-owned subsidiary of the Registrant) and Saraide. *

     2.2 Amendment No. 1 to Agreement and Plan of Reorganization, dated as of January 4, 2000, by and between the Registrant, IC Acquisition I Corporation (a wholly-owned subsidiary of the Registrant) and Saraide.

     2.3 Amendment No. 2 to Agreement and Plan of Reorganization, dated as of March 9, 2000, by and between the Registrant, IC Acquisition I Corporation (a wholly-owned subsidiary of the Registrant) and Saraide.


_______________
(*) The registrant is applying for confidential treatment with respect to portions of this exhibit.

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